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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                             MPM TECHNOLOGIES, INC.
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                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                             MPM TECHNOLOGIES, INC.
                             NOTICE TO SHAREHOLDERS
                                       OF
                         SPECIAL MEETING OF SHAREHOLDERS

TO: The Shareholders of MPM Technologies Inc.

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of MPM Technologies Inc., will be held at 339 Jefferson Road Parsippany, NJ, on August 2, 2002 at 9:00 AM local time, for the following purposes:

1.       To consider and vote upon the purchase of Mariners Haven.
2. To consider and vote upon the issuance of shares pursuant to the Convertible Promissory Note between the Company and Michael J. Luciano, Chairman and CEO.
3. To consider and vote upon the issuance of shares in exchange for debt owed Michael J. Luciano, Chairman and CEO.
4. To consider and act upon any other matters which may properly come before the meeting.

MPM Shareholders of record at the close of business on July 11, 2002 will be entitled to vote.

DATED: July 16, 2002

By Order of the Board of Directors,

/s/ Robert D. Little

Robert D. Little
Corporate Secretary

YOUR VOTE IS VERY IMPORTANT. IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE RETURN ENVELOPE PROVIDED. SHARES CANNOT BE VOTED AT THE MEETING UNLESS THE OWNER IS PRESENT TO VOTE OR IS REPRESENTED BY PROXY.
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                           PROXY STATEMENT RELATING TO
                         SPECIAL MEETING OF SHAREHOLDERS

INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of MPM Technologies Inc., ("MPM" or the "Company") a Washington corporation, to holders of shares of the Company's $0.01 par value Common Stock, (the "Common Stock") in connection with the solicitation by the Board of Directors of Proxies to be voted at the Special Meeting of Shareholders of the Company to be held, on August 2, 2002 at 9:00 AM local time and any adjournment or adjournments thereof, (the "MPM Special Meeting") for the purpose set forth in the accompanying Notice of Special Shareholders Meeting. The MPM Special Shareholders Meeting will be held at 339 Jefferson Road for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders Meeting. This Proxy Statement is first being mailed to shareholders on or about July 16, 2002.

PURPOSE OF MPM SPECIAL SHAREHOLDERS MEETING

MAINTAIN NASDAQ SMALLCAP MARKET LISTING

On June 11, 2002, the Company received a Nasdaq Staff Determination indicating that the Company did not comply with the minimum $2.0 million net tangible assets or the minimum $2.5 million stockholder's equity requirement for continued listing. Marketplace Rule 4310(c)(2)(B) states that for continued inclusion, the issuer shall maintain (i) stockholders' equity of $2.0 million ($2.5 million as of November 1, 2002); (ii) market capitalization of $35 million; or (iii) net income from continuing operation of $500,000 in the most recently completed fiscal year or two of the last three most recently completed fiscal years.

Nasdaq Marketplace Rule 4815(b) requires that the Company, as promptly as possible but no later than seven calendar days from the receipt of the Staff's determination, make a public announcement disclosing MPM's receipt of determination letter, and, in part, to avoid delisting. The Company's securities were subject to delisting for the Nasdaq SmallCap Market at the opening of business on June 18, 2002. This has been stayed as a result of MPM's request for a hearing before the Nasdaq Listing Qualifications Panel to review the Staff Determination pursuant to the procedures set fourth in the Nasdaq Marketplace Rule 4800 Series. While there can be no assurance the Panel will grant the Company's request for continued listing, the Company's securities will continue to trade on the Nasdaq SmallCap Market at least until such time as the Panel arrives at its decision.

Management has taken the necessary steps to bring the Company into compliance. Those steps are being presented to the shareholders for approval.
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                     VOTING AT SPECIAL SHAREHOLDERS MEETING

RECORD DATE. The Board of Directors of MPM has fixed the close of business on July 11, 2002, as the record date for the purpose of determining shareholders of MPM entitled to notice of and to vote at the Special Shareholders Meeting. At the close of business on that date, MPM had 3,021,917 shares of Common Stock outstanding. A majority of such shares constitute a quorum for the transaction of business at the Special Shareholders Meeting. Proxies which are submitted but are not voted FOR or AGAINST (because of abstention, broker non-votes, or otherwise) will be treated as present for all matters considered at the meeting.

SOLICITATION OF PROXIES. The accompanying Proxies are solicited on behalf of the Board of Directors of MPM, and the cost of solicitation will be borne by the Company. Following the original mailing of the Proxies and soliciting materials, directors, officers and employees of MPM may solicit proxies by mail, telephone, telegraph, or personal interviews. MPM may request brokers, custodians, nominees and other record holders to forward copies of the respective proxies and soliciting materials to persons for whom they hold shares of MPM and to request authority for the exercise of proxies. In such cases MPM will reimburse such holders for their reasonable expenses.

REVOCATION OF PROXY. Any proxy delivered in the accompanying form may be revoked by the person executing the proxy by giving written notice to that effect received by the Secretary of MPM at any time before the authority thereby granted is exercised, by execution of proxy bearing a later date presented at the meeting, or by attendance of such person at the Special Shareholders Meeting.

HOW PROXIES WILL BE VOTED. Proxies received by the MPM Board of Directors in the accompanying form will be voted at the Special Shareholders Meeting as specified therein by the person giving the proxy. If no specification is made with respect to the matters to be voted upon at the meeting, the shares represented by such proxy will be voted, FOR the purchase of Mariners Haven, Rexford, Montana; FOR the approval to issue shares pursuant to the Convertible Promissory Note agreement with Michael J. Luciano, Chairman and CEO and FOR the issuance of common shares in exchange for $300,000 debt owed Michael J. Luciano.

All shares represented by valid proxy will be voted at the discretion of the proxy holders on any other matters that may properly come before the respective Special Shareholders Meeting. However, the Board of Directors does not know of any matters to be considered at the meeting other than those specified in the Notice of Meeting.

1. VOTING POWER. Shareholders of the Common Stock of MPM are entitled to one vote for each share held.

2. MPM PRINCIPAL SHAREHOLDERS. There are 604 shareholders of record and the Company estimates that there are approximately 2,000 beneficial shareholders. The following table sets forth the identity of the beneficial owners of more than five percent (5%) of the outstanding shares of MPM Common Stock as of the date hereof:

Shareholder                 Common Stock Owned        Percentage of Outstanding
-----------                 ------------------        -------------------------
Michael J. Luciano          352,020  [1]                       11.65
Richard E. Appleby          221,155                             6.06
Daniel D. Smozanek          152,257                             5.03

[1] Does not include 396,509 shares of the Company's outstanding stock owned by a trust for which Mr. Luciano is the Trustee.

3.       REQUIRED APPROVALS

MPM DIRECTORS' APPROVAL. On June 24, 2002, the Directors unanimously adopted resolutions to 1) purchase Mariners Haven for $3,000,000 in common shares of the Company, 2) issue shares pursuant to the Convertible Promissory Note between the Company and Michael J. Luciano and 3) issue shares to Michael J. Luciano in exchange for $300,000 in debt at market price. Market price will be figured on the average price of the stock for the five days prior to exchange as reported on The Nasdaq Stock Market.

Mr. Luciano, Chairman and CEO abstained from voting on issues 1, 2 and 3. Mr. Appleby, Vice President and Director abstained from voting on issue 1.

MPM SHAREHOLDER APPROVAL. The purchase of Mariners Haven, the approval to issue shares of common stock to Michael J. Luciano pursuant to the Convertible Promissory Note and the approval to issue shares to Michael J. Luciano in exchange for $300,000 in debt, are being submitted to the shareholders of MPM for their approval in accordance with the provisions of the Company's Articles of Incorporation at a Special Shareholders Meeting to be held on August 2, 2002. Approval requires the affirmative vote of holders of not less than 50% of the total number of shares available to be voted.

Mr. Luciano, Chairman and CEO, will abstain from voting his common shares and shares owned by JFLI Trust in which he is Trustee on all issues. Mr. Appleby, Vice President and Director, will abstain from voting his common shares on issue 1.

4. TRANSFER AGENT. Computershare Trust Company, P.O. Box 1596, Denver, CO 80201 (Tel: 303 262-0600) is the transfer agent and registrar for the Company.

MATTERS TO BE SUBMITTED TO SHAREHOLDERS

The Company has entered into an agreement to purchase Mariners Haven a recreational property from Richard E. Appleby, Vice President and Director and officer and JFLI Trust of which Michael J. Luciano, MPM Chairman and CEO is Trustee.

A new concept in recreation, Mariners Haven located on Lake Koocanusa near Rexford, Montana, has 182 lots in pods, R.V. parking, cabins, boat docks, boat rentals and storage and a full service store. The property's appraised value is approximately $3.5 million. The Company has agreed to purchase the property for $3 million in common stock.

Management believes the purchase of this property will increase Company value and help meet Nasdaq requirements necessary for continued listing.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL.

On September 19, 2001, MPM and Michael J. Luciano, Company Chairman and CEO, entered into a $600,000 Convertible Promissory Note. The note being convertible at a 40% discount to the average trading price per share for the five days prior to the date of conversion. As such, Nasdaq has determined that the note is a "Future Priced Security." Subsequently, on March 4, 2002, Mr. Luciano converted $500,000 of the note at a 40% discount to the then current market price of $2.80 per share, or $1.68 per share. This conversion resulted in the issuance of 297,619 shares or 9.8% of the common shares outstanding. Since MPM issued these shares without first obtaining shareholder approval, it did not comply with Marketplace Rules 4350(i)(1)(A). In addition, since the note is a Future Priced Security and the potential issuance of shares could exceed 20%, shareholder approval would also be required by Marketplace Rule 4350(i)(1)(D) which requires a company to obtain shareholder approval prior to issuance, or potential issuance, of stock equal to 20% or more of total shares outstanding at a discount. Upon notification from Nasdaq of this violation of Marketplace Rules, the Company instructed the transfer agent to retire the issued shares.

The Company believes this reduction in debt is necessary to retain the Nasdaq listing.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL.

The Company currently owes Michael J. Luciano, Chairman and CEO $300,000. Mr. Luciano has agreed to exchange this debt for common shares of the Company at market price. Market price will be calculated at the average trading price for the five days prior to exchange.

The Company believes this reduction in debt is necessary to retain the Nasdaq listing.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL.

                                      PROXY

                             MPM TECHNOLOGIES, INC.
                    339 JEFFERSON ROAD, PARSIPPANY, NJ 07054

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Glen Hjort and Robert D. Little, or each of them, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of MPM Technologies, Inc. held of record by the undersigned on July 11, 2002, at the Special Meeting of Shareholders to be held on August 2, 2002.

1.   Approval to issue $3 million in common shares to purchase Mariners Haven

     FOR___          AGAINST___     ABSTAIN____


2.   Approval to issue shares pursuant to terms in the Convertible Promissory
     Note

     FOR___           AGAINST___    ABSTAIN____

3. Approval to issue common shares to Michael J. Luciano in exchange for $300,000 in debt.

     FOR___           AGAINST___    ABSTAIN____

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals.

Please sign exactly as name appears below. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED:____________, 2002.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                 -------------------------------
                                                 Signature

                                                 -------------------------------
                                                 Signature if held jointly